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        ------------------------------                                                        ------------------------------
                                                    FPA NEW INCOME, INC.
        ------------------------------                                                        ------------------------------

        INCORPORATED UNDER THE LAWS                                                                    SEE REVERSE FOR
          OF THE STATE OF MARYLAND                                                                   CERTAIN DEFINITIONS


                  THIS CERTIFIES THAT                                                                  IS THE OWNER OF

                                                           SPECIMEN




                                                                                                     CUSIP 302544 10 1


                            FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF

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----------------------------------------------------  FPA NEW INCOME, INC.  ----------------------------------------------------
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transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

                /s/ SHERRY SASAKI                 [SEAL]                                   /s/ ROBERT L. RODRIGUEZ


                           SECRETARY                                                                   PRESIDENT


COUNTERSIGNED:
STATE STREET BANK AND TRUST COMPANY
        [BOSTON, MASSACHUSETTS]
                     TRANSFER AGENT

BY


               AUTHORIZED SIGNATURE

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   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

   TEN COM -- as tenants in common                                   UNIF GIFT MIN ACT -- .............Custodian................
   TEN ENT -- as tenants by the entireties                                                  (Cust)                  (Minor)
   JT TEN   - as joint tenants with right of                                              under Uniform Gifts to Minors
              survivorship and not as tenants                                             Act...................................
              in common                                                                                 (State)
                                                                      UNIF IHF MIN ACT -- ..........Custodian (until age.......)
                                                                                              (Cust)
                                                                                          .............. under Uniform Transfers
                                                                                               (Minor)
                                                                                          to Minors Act ........................
                                                                                                                 State
                             Additional abbreviations may also be used though not in the above list.



   FOR VALUE RECEIVED, ___________________________ hereby sell, as sign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE

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                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                                            Shares
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of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                          Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
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                                                            X
                                                              --------------------------------------------------------

                                                            X
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                                                      NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S)
                                                      AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT
                                                      ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed







By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM). PURSUANT TO S.E.C. RULE 17Ad-15.
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